Exhibit 99.2

                    [LIGHTPATH TECHNOLOGIES, INC. LETTERHEAD]

                              NOTICE OF REDEMPTION
                                       OF
                                CLASS A WARRANTS

                                                                January 11, 2000

To the Holders of Outstanding
Class A Warrants of LightPath Technologies, Inc.

     We hereby give notice that we are redeeming all of our outstanding Class A Warrants on February 10, 2000. We are exercising this right pursuant to the terms of the Warrant Agreement dated as of February 22, 1996 governing the Class A Warrants.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

     Exercise Deadline: February 9, 2000 at 5:00 p.m. (New York time)

     Redemption Date:   February 10, 2000

     Redemption Price:  $.05 per Class A Warrant

     THE RIGHT OF OUR CLASS A WARRANT HOLDERS TO EXERCISE THEIR CLASS A WARRANTS WILL TERMINATE AT 5:00 P.M. NEW YORK TIME ON FEBRUARY 9, 2000 (THE BUSINESS DAY IMMEDIATELY PRECEDING THE REDEMPTION DATE). After 5:00 p.m. New York time on February 9, 2000, holders of Class A Warrants will have no rights except to receive, upon surrender of their Class A Warrants, the Redemption Price. The Redemption Price is substantially less than either (i) the market price of the shares of Class A Common Stock and Class B Warrants receivable upon exercise of the Class A Warrants or (ii) the price that could be obtained upon the sale of the Class A Warrants in the open market.

REDEMPTION PROCEDURE

     Payment of the amount to be received on redemption will be made by us upon the presentation and surrender of the Class A Warrants for payment at any time on or after the Redemption Date. To surrender Class A Warrants for redemption, holders should deliver certificates representing their Class A Warrants to Continental Stock Transfer & Trust Company, our warrant agent, at the following address:

                   Continental Stock Transfer & Trust Company
                                  Two Broadway
                            New York, New York 10004
                            Telephone: (212) 509-4000

EXERCISE PROCEDURE

     In lieu of surrendering the Class A Warrants for redemption, Class A Warrant holders may, at their option, exercise their Class A Warrants to purchase our Class A Common Stock and Class B Warrants.

     Each Class A Warrant entitles the holder to purchase one share of Class A Common Stock and one Class B Warrant at a price of $6.50 per Class A Warrant exercised. During the period from November 5, 1999 through January 5, 2000, the closing price of the Class A Common Stock ranged from a high of $20.875 to a low of $5.50, as reported by Nasdaq on the Nasdaq SmallCap Market. The closing price of our Class B Warrants ranged from a high of $12.00 to a low of $1.00 during the period from November 5, 1999 through January 5, 2000.

     The Class A Warrants may be exercised by delivery of the Class A Warrant certificates to Continental Stock Transfer & Trust Company, our warrant agent, at the address set forth above under "Redemption Procedure" accompanied by a bank or certified check made payable to LightPath Technologies, Inc. for the full amount of the Exercise Price ($6.50 for each Class A Warrant exercised). The subscription form on the reverse side of each Class A Warrant must be completed in full and signed by the Class A Warrant holder and the signature guaranteed by an eligible institution. The method of delivery of the Class A Warrant certificates is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

     THE CLASS A WARRANT CERTIFICATE AND THE PAYMENT OF THE EXERCISE PRICE MUST BE RECEIVED BY THE WARRANT AGENT PRIOR TO 5:00 P.M. NEW YORK TIME ON FEBRUARY 9, 2000. Class A Warrants which are received after such date will not be exercised, but will be redeemed. Provided that a notice of exercise and payment is received by the warrant agent prior to 5:00 p.m. New York time on February 9, 2000, broker-dealers shall have three business days to deliver Class A Warrant certificates to the warrant agent.

     Any Class A Warrant received which is not accompanied by payment of the Exercise Price or which is received without the subscription form having been completed and signed will be deemed to have been delivered for redemption, and not for exercise.

INFORMATION

     You may receive information regarding exercise or redemption of the Class A Warrants by contacting us at:

                          LightPath Technologies, Inc.
                           Attention: Ms. Donna Bogue
                         6820 Academy Parkway East, N.E.
                          Albuquerque, New Mexico 87109
                            Telephone: (505) 342-1100

PAYMENT OF FEES

     Pursuant to the terms of the Warrant Agreement covering the Class A Warrants, the Company has agreed to pay D.H. Blair Investment Banking Corp., 5.0% of the proceeds received upon exercise of the Class A Warrants.

NO RIGHT TO EXERCISE IN CERTAIN JURISDICTIONS

     The shares of Common Stock and Class B Warrants issuable upon exercise of the Class A Warrants must be registered, or qualify for an exemption from registration, under the securities or "blue sky" laws of the state in which a Class A Warrantholder seeking to exercise a Class A Warrant resides.

     In each of the following jurisdictions the Class A Warrants may not be exercised unless the Common Stock and Class B Warrants are registered or an application for exemption is filed with and accepted by the state securities authorities: Arizona, California, Michigan, Mississippi, North Carolina, Pennsylvania, Texas and Washington.

     Residents of the above jurisdictions may not be entitled to exercise their Class A Warrants unless and until registration of the underlying securities has been accomplished or other necessary approvals have been obtained. The Company will use reasonable efforts to obtain such registrations or approvals prior to the Redemption Date, but no assurance can be given that it will be successful in doing so. If any required registration or approval is not obtained in any jurisdiction, residents of that jurisdiction will not be permitted to exercise their Class A Warrants. If any approval or exemption from registration is available for only a limited number of Class A Warrants exercises in any jurisdiction, exercises will be permitted on a first-come, first-served basis in the order that Class A Warrants are received by the Warrant Agent for exercise. Any amount previously delivered to the Warrant Agent in payment of the Exercise Price of any such Class A Warrant will be returned, without interest and the Class A Warrant will be returned, without interest and the Class A Warrants will be redeemed for the Redemption Price.

     A prospectus will be delivered to Class A Warrantholders which covers the shares to be issued upon exercise of the Warrants. No exercise will be confirmed until the Company has complied with the prospectus delivery requirements of the federal securities laws. If required by applicable law, upon delivery to you of a final prospectus (whether before or after the Redemption Date) you will have an opportunity to rescind your exercise and receive a refund of the Exercise Price within a limited time after receiving a final prospectus.

                    [LIGHTPATH TECHNOLOGIES, INC. LETTERHEAD]

                      IMPORTANT - IMMEDIATE ACTION REQUIRED

                                                                January 11, 2000

Dear Class A Warrant Holder:

     LightPath Technologies, Inc. has called for redemption of all of its outstanding Class A Warrants for cash at the redemption price of $.05 per Class A Warrant on February 10, 2000. A copy of the Notice of Redemption is enclosed.

     We are entitled to redeem the Class A Warrants because we have satisfied the condition of redemption - namely, that the average closing price of our Class A Common Stock exceeded $9.10 for a period of 30 consecutive trading days ending within 15 days of the Notice of Redemption. Each Class A Warrant is exercisable for one share of Class A Common Stock and one Class B Warrant at an exercise price of $6.50 per Class A Warrant. AFTER 5:00 P.M., NEW YORK TIME, ON FEBRUARY 9, 2000 (THE BUSINESS DAY IMMEDIATELY PRECEDING THE REDEMPTION DATE), THE CLASS A WARRANTS WILL NO LONGER BE EXERCISABLE AND YOU WILL ONLY HAVE THE RIGHT TO RECEIVE THE REDEMPTION PRICE.

     We urge you to consider the following alternatives to redemption which are available to you and which may be more beneficial to you than redemption:

     1. Exercise of the Class A Warrants for shares of Class A Common Stock and Class B Warrants.

     Each Class A Warrant is exercisable for one share of our Class A Common Stock and one Class B Warrant at an exercise price of $6.50 per Class A Warrant. The closing price of our Class A Common Stock as reported by Nasdaq on the Nasdaq SmallCap Market ranged from a high of $20.875 to a low of $5.50 during the period from November 5, 1999 through January 5, 2000. The closing price of our Class B Warrants ranged from a high of $12.00 to a low of $1.00 during the period from November 5, 1999 through January 5, 2000. Current market quotations are available from Nasdaq on the Nasdaq SmallCap Market or from your broker.

     2. Sale of the Class A Warrants in the open market.

     The Class A Warrants may be sold in the open market. The closing price of our Class A Warrants as reported by Nasdaq on the Nasdaq SmallCap Market ranged from a high of $25.50 to a low of $2.4375 during the period from November 5, 1999 through January 5, 2000. Current market quotations are available from Nasdaq on the Nasdaq SmallCap Market or from your broker. You should consult your own broker as to the procedure for selling your Class A Warrants and for current market quotations.

     The procedures for exercise and/or redemption of the Class A Warrants are set forth in the accompanying Notice of Redemption. Questions and requests for assistance regarding exercise of the Class A Warrants should be directed to Continental Stock Transfer & Trust Company, Two Broadway, New York, New York 10004, Telephone: (212) 509-4000.

     We have previously filed a registration statement (SEC File No. 333-80119), including a prospectus with the Securities and Exchange Commission ("SEC") that covers the resale of the Class A Common Stock, Class A Warrants and Class B Warrants. You should refer to the registration statement and the prospectus for additional information about us and the Class A Common Stock, Class A Warrants and Class B Warrants. Statements that we made in the prospectus relating to any documents filed as an exhibit to the registration statement or any document incorporated by reference into the registration statement may not be complete and you should review the referenced document itself for a complete understanding of its terms.

     Copies of the Company's Annual Report for its year ended June 30, 1999 and its proxy statement dated September 15, 1999 are being mailed to you under separate cover.

     You should also refer to the annual, quarterly and current reports and other information that we file with the SEC. You may read and copy any document that we have filed at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, DC, 20549. Please call the SEC at 1-800-SEC-0330 for further information about the operation of its public reference facilities. Our SEC filings are also available to you free of charge at the SEC's web site at http://www.sec.gov.

     Copies of publicly available documents that we have filed with the SEC can also be inspected and copied at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006, or you may also obtain copies of these documents by contacting us at:

                          LightPath Technologies, Inc.
                           Attention: Ms. Donna Bogue
                         6820 Academy Parkway East, N.E.
                          Albuquerque, New Mexico 87109
                            Telephone: (505) 342-1100

     Questions and requests for assistance regarding other matters should be directed to us at the address and number above.

                                        Very truly yours,

                                        LIGHTPATH TECHNOLOGIES, INC.



                                      By: /s/ Donald Lawson
                                          --------------------------------------
                                          Donald Lawson, Chief Executive Officer